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Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec 1350), the undersigned, Daniel P. McCartney, Chief Executive Officer of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company"), does hereby certify, to his knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2004 of the Company (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ Daniel P. McCartney
                                                         -----------------------
                                                         Daniel P. McCartney
                                                         Chief Executive Officer
                                                         March 10, 2005